Exhibit 99.1

AMERICAN MEDIA, INC. TO HOLD EARNINGS CONFERENCE CALL
ON AUGUST 20, 2014 TO DISCUSS RESULTS FOR FISCAL YEAR 2014 AND THE THREE MONTH PERIOD ENDED JUNE 30, 2014

NEW YORK, August 19, 2014 /PRNewswire/ - American Media, Inc. (AMI) today announced that it will hold an earnings conference call on August 20, 2014 at 4:00 p.m. EDT to discuss the financial results for Fiscal Year 2014 and the three month period ended June 30, 2014. AMI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 was filed with the Securities and Exchange Commission (SEC) on August 15, 2014. AMI’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 will be filed with the SEC tomorrow in advance of the earnings conference call.

Conference call details are as follows:
Date: Wednesday, August 20, 2014
Time: 4:00 p.m. EDT
Call-In Number: (877) 293-9447/ (630) 343-1247
Reservation Number: 5698

A telephonic replay of the conference call has been arranged to be available from Wednesday, August 20, 2014 at 6:00 p.m. EDT through 6:00 pm EDT on Wednesday, September 3, 2014.  To access the replay, please call: (866) 873-8511/ (630) 343-1245 and reference reservation number: 5698.

About American Media, Inc.

American Media, Inc. (AMI) owns and operates the leading print and digital celebrity and active lifestyle media brands in the United States. AMI’s titles include National Enquirer, Star, OK!, Globe, National Examiner, Country Weekly, Soap Opera Digest, Shape, Fit Pregnancy, Natural Health, Men’s Fitness, Muscle & Fitness, Flex and Muscle & Fitness Hers. AMI also manages 18 different digital sites including RadarOnline.com, OKmagazine.com, CountryWeekly.com, Shape.com, FitPregnancy.com, MensFitness.com and MuscleandFitness.com. AMI’s magazines have a combined total circulation of 5.9+ million and reach more than 53 million men and women each month. AMI’s digital properties reach an average of 43+ million unique visitors and 317+ million page views monthly.

Contact:
Christopher Polimeni
Executive Vice President and Chief Financial Officer
American Media, Inc.
212.545.4829